   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 1998
===============================================================================
                           SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [X] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
                           -------------------------
                (Name of Registrant as Specified in Its Charter)

                              CENDANT CORPORATION
                           -------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------

     (4) Proposed maximum aggregate value of transactions:
                                                          ---------------------

     (5) Total fee paid.

------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------

     (3) Filing Party:

     ------------------------------------------------------------------------

     (4) Date Filed:

     ------------------------------------------------------------------------

===============================================================================

                                PRESENTATION TO:


                       INSTITUTIONAL SHAREHOLDER SERVICES


                              CENDANT CORPORATION


                              PROPOSED MERGER WITH

                                AMERICAN BANKERS
                             INSURANCE GROUP, INC.






                               FEBRUARY 24, 1998

FORWARD-LOOKING INFORMATION
===============================================================================

This presentation contains estimates of future operating results for 1998 and 1999 for Cendant Corporation and American Bankers Insurance Group, Inc. on a stand-alone and pro forma combined basis, estimates of Cendant earnings growth, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. Estimates of Cendant's management are based on beliefs, assumptions and information available to such management. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in Cendant Corporation's Quarterly Report on Form 10-Q dated October 31, 1997, as filed with the Securities and Exchange Commission, to which filing reference is hereby made.

In addition, the following factors could affect the future results of the combined company following the proposed merger, and could cause results to differ materially from those expressed in such forward-looking statements: (i) the effect of economic conditions and interest rates; (ii) the ability of Cendant to successfully coordinate Cendant's distribution channels and customer base with American Bankers' products; (iii) the ability of Cendant to capitalize on American Bankers' existing relationships with financial institutions and retailers to increase penetration of Cendant's products and services; (iv) the impact of competitive services and pricing; (v) the financial resources of, and products available to, competitors; (vi) changes in laws and regulations; (vii) customer demand; and (viii) opportunities that may be presented to and pursued by the combined company following the proposed merger.

All subsequent written and oral forward-looking statements attributable to Cendant or persons acting on its or their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Cendant does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           i

TABLE OF CONTENTS
===============================================================================

     I.       THE OFFER
     --------------------------------------------------------------------------
     II.      WHO IS CENDANT
     --------------------------------------------------------------------------
     III.     WHY ABI
     --------------------------------------------------------------------------
     IV.      CENDANT MARKET DATA
     --------------------------------------------------------------------------

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          ii

                                   THE OFFER










-------------------------------------------------------------------------------
CENDANT CORPORATION

-------------------------------------------------------------------------------
(graphic)









                                   $58 > $47










-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           1

CENDANT IS OFFERING ABI SHAREHOLDERS SUPERIOR VALUE
===============================================================================

o   Main difference between Cendant's and AIG's offer:

    - VALUE - Cendant is offering $58.00 per share, $11.00 MORE THAN AIG

-----------------------------------------   -----------------------------------
              CENDANT'S OFFER                           AIG'S OFFER
-----------------------------------------   -----------------------------------
o  $58.00 per share                         o  $47.00 per share
o  $2.7 billion in total value              o  $2.2 billion in total value
o  Committed to delivering superior value   o  Offering 23% less than Cendant
o  51% cash / 49% stock                     o  Cash for up to 49.9% of total
                                               consideration, balance in stock
-----------------------------------------   -----------------------------------

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           2

CENDANT ON EQUAL FOOTING WITH AIG - SAME TIMING TO CLOSE
===============================================================================

-------------------------------------------------------------------------------
                                   STATUS
                          -------------------------
     CONDITION              CENDANT         AIG               COMMENT
-------------------------------------------------------------------------------
Financing                   None          None        Cendant has all necessary
                                                      funds available from cash
                                                      on hand & committed
                                                      credit line

Insurance Regulatory        Pending       Pending     Cendant has made required
  Approvals                                           filings in all relevant
                                                      states.

- Florida Insurance         3/19/98       3/17/98     There is no indication
  Hearings                                            that AIG enjoys any
                                                      timing advantage

HSR                         Received      Received    Cendant filed 1/28/98,
                                                      clearance received
                                                      2/11/98

ABI's Takeover Defenses     Removable     Removed     Agreement with AIG
                                                      precludes ABI Board from
                                                      removing defenses until
                                                      4/98 - Cendant challenging
                                                      this "Fiduciary
                                                      Sabbatical" provision in
                                                      court
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           3

CENDANT'S OFFER IS ABOUT SUPERIOR VALUE
===============================================================================

-------------------------------------------------------------------------------
                           STANDARDS AND USUAL TERMS
-------------------------------------------------------------------------------
Value Per ABI Common Share:                 $58.00

Form of Consideration:                      Cash Tender Offer for 51%; Cendant
                                            Stock for Remaining 49% in Back-End
                                            Merger

Tax Treatment:                              Stock Consideration Tax-Free to
                                            Holders of ABI Stock

Expected Closing:                           2nd - 3rd Quarter 1998

Treatment of ABI Preferred Shares:          Converted into Cendant Preferred
                                            Shares with Same Terms and
                                            Conditions (Convertible into
                                            Cendant Common Stock)

Accounting Treatment:                       Purchase Accounting
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           4

(graphic)








                                 WHO IS CENDANT










-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           5

SUPERIOR SHAREHOLDER RETURNS
===============================================================================

o With market capitalization in excess of $33 billion and expected annual earnings growth over the next 5 years of more than 20%(a), Cendant ranks among an elite group of U.S. growth companies that includes Microsoft, Disney and Intel

o Cendant's stock performance since January 4, 1993 - a compounded annual growth rate in excess of 48% - is similarly stellar:

(TABLE)
(horizontal line represents dates ranging from 1/4/93-2/20/98)
(vertical line represents percentages ranging from 0%-800%)

(stock price performance of Cendant common stock indexed to the 1/4/93 closing date)
-------------------------------------------------------------------------------
(Graphic Box in table)
Cendant(b) 48.4% CAGR since 1/4/93
-------------------------------------------------------------------------------
                    1/4/93                                100%
                    9/28/93                               201%
                    6/23/94                               172%
                    3/17/95                               220%
                   12/10/95 (weekend date) approximately  381%
                    9/2/96                                479%
                    5/28/97                               461%
                    2/20/98                               757%

--------------
  (a)  IBES estimates.
  (b) Share price performance through February 20, 1998, adjusted for CUC / HFS merger, converting HFS and CUC historical prices to Cendant equivalents using exchange ratio of 2.4031 CUC shares per HFS share.

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           6

FINANCIAL OVERVIEW
===============================================================================

-------------------------------------------------------------------------------
                         SUMMARY MARKET VALUATION DATA
-------------------------------------------------------------------------------
Stock Price - 2/20/98:                                                  $ 37.75
Market Capitalization - 2/20/98 (mm)                                   $ 33,786
Price / IBES 1998E EPS                                                    29.5x
Price / IBES 1999E EPS                                                    23.6x
1998E ROE (assuming 895 mm diluted shares & IBES EPS)                     22.8%
1998E Free Cash Flow (mm)(a)                                             $1,300
5 Year IBES Projected EPS Growth:  1997-2002                              25.0%
Diluted EPS Compounded Annual Growth Rate
     3 Years (1/1/95 to 12/31/97)                                         54.3%
     5 Years (1/1/93 to 12/31/97)                                         32.0%
-------------------------------------------------------------------------------

--------------------------------     ------------------------------------------
  SHARE PRICE PERFORMANCE (b)                    BALANCE SHEET DATA (c)
--------------------------------     ------------------------------------------
Shareholder Returns:                  Total Assets (mm)               $14,660.1
6 Months (Annualized)   122.7%        Net Debt (mm)(d)                  1,234.7
1 Year                   47.0%        Shareholders' Equity (mm)         4,448.0
5 Years                  48.4%        Credit Ratings:             Moody's - A /
                                                                    S&P - A
--------------------------------     ------------------------------------------

--------------
 Note: The above income statement data excludes restructuring charges and other onetime charges incurred coincident to the CUC/HFS merger on December 17, 1997.
 (a)   Goldman Sachs research analyst report, dated February 10, 1998.
 (b)   Share price performance through February 20, 1998, adjusted for CUC /
       HFS merger, converting HFS and CUC historical prices to Cendant equivalents using exchange ratio of 2.4031 CUC shares per HFS share.
 (c)   As of December 31, 1997, unaudited results disclosed on February 4, 1998.
 (d) Long-term debt, less cash; excluding matched-book debt under various managed programs.

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           7

BUSINESS OVERVIEW
===============================================================================

-------------------------------------------------------------------------------
            WORLD'S LARGEST CONSUMER AND BUSINESS SERVICES COMPANY
-------------------------------------------------------------------------------

o     Cendant is the result of the merger of CUC International and HFS
      Incorporated

o Cendant is a direct marketing and franchise powerhouse that has more than 100 MILLION CONSUMER CONTACTS ANNUALLY and nearly 67 MILLION MEMBERS worldwide

o     Operates through the following business segments:

----------------------------  --------------------------  ---------------------
                                                                MEMBERSHIP
        REAL ESTATE                     TRAVEL                   & OTHER
----------------------------  --------------------------  ---------------------
o  #1 relocation business     o  #1 hotel franchiser      o  #1 U.S. membership
   worldwide                     worldwide                   services provider

o  #1 real estate franchiser  o  #1 timeshare exchange    o  #1 entertainment
   worldwide                     company worldwide           & educational
                                                             software company
o  #1 in-bound telemarketing  o  #1 car rental franchiser    worldwide
   mortgage originator           worldwide
                                                          o  #1 interactive
                                                             consumer services
                                                             provider
----------------------------  --------------------------  ---------------------

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           8

THE BRANDS
===============================================================================

-------------------------------------------------------------------------------
              WHILE CENDANT MAY NOT BE A FAMILIAR HOUSEHOLD NAME
                 ITS POINT OF CUSTOMER CONTACT ARE UBIQUITOUS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  REAL ESTATE
-------------------------------------------------------------------------------
o   1 in 4 U.S. homes sold through Cendant affiliated real estate offices

o World's largest real estate brokerage franchiser, with over 1 million homes sold per year. Owns following brands: CENTURY 21, Coldwell Banker and Electronic Realty Associates (ERA)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     TRAVEL
-------------------------------------------------------------------------------
o   1 in 6 U.S. hotel guests stay in a Cendant franchised hotel

o Operates 8 nationally known brand names including Days Inn, Ramada and Howard Johnson

o   Franchiser of Avis: 25% of the U.S. market and 60 million rentals per year

o World's largest timeshare exchange company: 75% market share and 3,200 resorts serviced
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  MEMBERSHIP
-------------------------------------------------------------------------------
o 67 million members worldwide in wide variety of consumer clubs, including Shoppers Advantage, Travelers Advantage, AutoVantage and Entertainment
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                           9

WALL STREET'S VIEW
===============================================================================

o Equity analysts & rating agencies view Cendant as a robust company with superior earnings potential, an assessment echoed by AIG's & ABI's own financial advisors:

-------------------------------------------------------------------------------
"By focusing exclusively on high growth, high margin, consistent consumer and business services with a high percentage of recurring revenues and modest capital expenditure needs, Cendant has created ONE OF THE BEST BUSINESS
 MODELS WE HAVE COME ACROSS."

 -- Goldman Sachs Analyst, February 10, 1998 (emphasis added)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Cendant's financial position is "extraordinary, with strong cash generation..."

 -- Salomon Smith Barney Analyst, December 3, 1997
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
"Cendant's financial policy remains moderate, its profitability continues to be strong, and its balance sheet and credit measures are in line with the rating, even on a pro forma basis if they are successful in their bid [for ABI]."

 -- S&P CreditWeek, February 4, 1998
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
"[Cendant's] focus on franchising stabilizes cash flow throughout the economic cycle. Since its royalty and fee stream is linked to revenues and it has no real estate exposure, ITS EARNINGS ARE LESS SENSITIVE TO THE ECONOMIC DOWNTURNS that impact hotels and housing."

 -- Moody's Credit Perspectives, December 22, 1997 (emphasis added)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          10

INSURANCE CAPABILITIES
===============================================================================

o Cendant (formally CUC International) has marketed AD&D insurance since 1986 in connection with its ownership of Benefits Consultants, Inc.

o On December 10, 1997, Cendant announced its acquisition of Providian Auto & Home Insurance, an underwriter of property and casualty insurance, for $219 million

     - Acquisition adds automobile insurance to array of financial services and products Cendant is able to direct market to its large customer base

     - AutoVantage & Avis provide large distribution channels for Providian's products

o Cendant is currently approved to own insurance companies in 2 states: New York and Colorado

o In connection with its offer for ABI, Cendant has filed Form A's (requests for regulatory approval for the acquisition from state regulators) in all the necessary jurisdictions, including:

     - Florida          - Arizona              - Georgia
     - New York         - South Carolina       - Texas
     - Puerto Rico

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          11

CENDANT:  PROVEN TRACK RECORD OF INTEGRATING ACQUISITIONS
===============================================================================

o Cendant (and its predecessors CUC and HFS) has closed and successfully integrated more than 40 acquisitions since 1995:

-------------------------------------------------------------------------------
   DATE                         SELECTED                      TRANSACTION VALUE
  CLOSED                      ACQUISITIONS                     ($ IN MILLIONS)
-------------------------------------------------------------------------------
 Jan. 1998    Jackson Hewitt, Inc.                                $   480
 Jan. 1998    The Harpur Group, Ltd.                                  206
 Dec. 1997    Merger of CUC and HFS                                14,000
 Oct. 1997    Hebdo Mag                                               480
April 1997    PHH Corporation                                       1,800
 Nov. 1996    Resort Condominiums Int'l                               687
 Oct. 1996    Avis                                                    806
 July 1996    Davidson Assoc., Sierra On-line, Ideon & other
              consumer software companies                           2,280
  May 1996    Coldwell Banker                                         748
 Aug. 1995    CENTURY 21                                              417
-------------------------------------------------------------------------------

o Cendant is committed to acquiring ABI on an accretive basis, and has the track record to prove it will succeed

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          12

(graphic)







                                    WHY ABI










-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          13

THE RATIONALE
===============================================================================

-------------------------------------------------------------------------------
 "SINCE OUR INCEPTION 50 YEARS AGO AS AN INSURANCE PROVIDER, AMERICAN BANKERS
       HAS EVOLVED INTO A SERVICE, PROCESSING AND DISTRIBUTION COMPANY."
             AMERICAN BANKERS INSURANCE GROUP, 1996 ANNUAL REPORT
-------------------------------------------------------------------------------

o Cendant & ABI share same core competency - both are direct marketing companies

     - ABI's and Cendant's products are attractive to their respective customers

     - Cendant can create greater value from benefits of growing businesses jointly

    IN COMPARISON, AIG is trying to acquire expertise it lacks

o Expansion of ABI's business - utilization of Cendant's broad distribution channels and deep customer base as an additional outlet for ABI's products

o Maximize value of ABI's relationships with financial institutions and retailers - basis to expand the distribution of Cendant's products

o   Cendant committed to all of ABI's constituents:

     -   Ensure ABI employment base

     -   Maintain Miami headquarters

    IN COMPARISON, AIG publicly stated expense savings - i.e., job cuts - are key determinants to its valuation and has not committed to Miami headquarters

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          14

SYNERGIES OF CENDANT / ABI MERGER
===============================================================================

-------------------------------------------------------------------------------
              $140 MILLION OF INCREMENTAL ANNUAL PRE-TAX EARNINGS
             (SUBSTANTIAL PORTION EXPECTED TO BE REALIZED BY 2000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       EXAMPLES OF REVENUE ENHANCEMENTS
-------------------------------------------------------------------------------

o Using Cendant's direct marketing expertise to increase ABI penetration of existing accounts:

     - Better targeting of appropriate insurance products to financial institution clients

     - More focused sales effort for life & disability products as benefit enhancement

o Distributing ABI's products using Cendant's distribution system & customer base to increase ABI's product penetration in the U.S. and international markets:

     - Sale of credit and property insurance products to Cendant home buyer customers

     - Sale of insurance products to Cendant corporate relocation customers as additional pass-through incentive to corporations' relocating employees

o   Cross-selling Cendant's products & services to ABI customer base:

     - Incremental sales of membership products (such as travel clubs) to ABI customers
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   EXAMPLES OF COST AVOIDANCE & EFFCIENCIES
-------------------------------------------------------------------------------
o Increased volumes of direct mail, telecommunications and computer database utilization

     - Cendant is AT&T's 3rd largest customer - ABI could receive benefit of rate reductions
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          15

                           VOTE VALUE - VOTE AGAINST AIG
                                             -------









-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          16

CENDANT: ENSURING SUPERIOR VALUE FOR ABI
===============================================================================

o  Insurance Regulatory Process:

    - Pursuing completion in all relevant jurisdictions

    - Florida hearings on AIG's and Cendant's regulatory applications scheduled for March 17 and March 19, respectively

o  Litigation:

    - Seeking to invalidate the Board's 120 black-out period ("Fiduciary Sabbatical"), lock-up option agreement and termination fee

o  ABI's Board:

    - Continuing communications to Board to underscore Cendant's commitment to all of ABI's constituents

o  Securing Success of Offer:

    - Superior value for ABI shareholders

    - Committed to maintain and improve exceptional financial and balance sheet strength, benefiting ABI policyholders

    - Registration statement filed, ensuring swift consummation of back-end stock merger

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          17

VOTE AGAINST AIG TO PROTECT THE VALUE OF ABI SHARES
===============================================================================

               VOTING AGAINST AIG'S PROPOSED MERGER = MAXIMIZING
                      -------
                            ABI SHAREHOLDER VALUE

o  A Vote AGAINST:

    - Preserves your right to receive $58.00 in value for your ABI shares

      o Remember, AIG's offer is $11.00 per share less than Cendant's

    - Indicates that shareholders - with capital at risk - will decide destiny of ABI

    - First step in realizing greater value offered by Cendant

      o Signals the Board to consider both offers on the same basis

      o No up-front risk to shareholders

      o Back-end value of $58.00 per share

-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          18

-------------------------------------------------------------------------------
(graphic)









                                   $58 > $47










-------------------------------------------------------------------------------
CENDANT CORPORATION                                                          19